Exhibit 99.2

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL AND PERFORMANCE MEASURES AND RECONCILIATIONS

This material contains “forward‐looking statements” within the meaning of federal securities laws, including statements related to future RevPAR, rooms growth, fees, cash flow, earnings, investment spending, dividends, share repurchases, and other financial and/or performance measure estimates, outlook and assumptions; the impact of new brands and offerings; our development pipeline and outlook; our planned technology enhancements; travel and lodging demand trends and expectations; our sustainability-related goals and targets; the size and strength of our loyalty program; our plans and strategies; our future prospects; our creation of shareholder value; and similar statements concerning possible or anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including the risk factors that we describe in our Securities and Exchange Commission filings, including our most recent Annual Report on Form 10‐K and Quarterly Reports on Form 10-Q. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this material. We make these statements as of September 27, 2023, and we undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise.

We report certain financial measures that are not required by, or presented in accordance with, United States generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are labeled as “adjusted” and/or identified with the symbol “†”. In addition, all scenarios and models presented that include future periods (including fiscal years 2023, 2024 and 2025) do not include the following items, which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant: cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, and gains or losses from any asset dispositions. Measures that are labeled as “adjusted” also exclude these items and may exclude additional items as indicated below. We discuss our reasons for reporting these non‐GAAP measures and reconcile each to the most directly comparable GAAP measures below, and with respect to the forward-looking non-GAAP measures, to the extent available without unreasonable efforts.

Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures have limitations and should not be considered in isolation or as a substitute for revenue, operating income, net income, earnings per share, net cash provided by operating activities, or any other comparable operating measure prescribed by GAAP. In addition, we may calculate and/or present these non-GAAP financial measures differently than measures with the same or similar names that other companies report, and as a result, the non-GAAP measures we report may not be comparable to those reported by others.

Adjusted Operating Income. Adjusted operating income excludes cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, and certain non-cash impairment charges. We believe that Adjusted Operating Income is a meaningful metric because it allows for period-over-period comparisons of our ongoing operations before these items and for the reasons further described below.

Adjusted Net Income and Adjusted Diluted Earnings Per Share. Adjusted net income and Adjusted diluted earnings per share reflect our net income and diluted earnings per share excluding the impact of cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, certain non-cash impairment charges, gains and losses on asset dispositions made by us or by our joint venture investees (when applicable). Additionally, Adjusted net income and Adjusted diluted earnings per share exclude the income tax effect of the above adjustments (calculated using an estimated tax rate applicable to each adjustment) and income tax special items, which primarily related to the resolution of tax audits. We believe that these measures are meaningful indicators of our performance because they allow for period-over-period comparisons of our ongoing operations before these items and for the reasons further described below.

Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“Adjusted EBITDA”). Adjusted EBITDA reflects net income excluding the impact of the following items: cost reimbursement revenue and reimbursed expenses, interest expense, depreciation and amortization, provision for income taxes, merger-related charges and other expenses, and stock-based compensation expense for all periods presented. When applicable, Adjusted EBITDA also excludes certain non-cash impairment charges related to equity investments and gains and losses on asset dispositions made by us or by our joint venture investees.

In our presentations of Adjusted operating income, Adjusted net income and Adjusted diluted earnings per share, and Adjusted EBITDA, we exclude a one-time cost in the 2022 first half related to certain property-level adjustments related to compensation and transition costs associated with the Starwood merger, which we record in the “Merger-related charges and other” caption of our Condensed Consolidated Statements of Income (our “Income Statements”), to allow for period-over period comparisons of our ongoing operations before the impact of these items. We also exclude non-cash impairment charges (if above a specified threshold) related to our management and franchise contracts (if the impairment is non-routine), leases, equity investments, and other capitalized assets, which we record in the “Contract investment amortization,” “Depreciation, amortization, and other,” and “Equity in earnings” captions of our Income Statements to allow for period-over period comparisons of our ongoing operations before the impact of these items. We exclude cost reimbursement revenue and reimbursed expenses, which relate to property-level and centralized programs and services that we operate for the benefit of our hotel owners. We do not operate these programs and services to generate a profit over the long term, and accordingly, when we recover the costs that we incur for these programs and services from our hotel owners, we do not seek a mark-up. For property-level services, our owners typically reimburse us at the same time that we incur expenses. However, for centralized programs and services, our owners may reimburse us before or after we incur expenses, causing timing differences between the costs we incur and the related reimbursement from hotel owners in our operating and net income. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Because we do not retain any such profits or losses over time, we exclude the net impact when evaluating period-over-period changes in our operating results.

We believe that Adjusted EBITDA is a meaningful indicator of our operating performance because it permits period-over-period comparisons of our ongoing operations before these items. Our use of Adjusted EBITDA also facilitates comparison with results from other lodging companies because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels, and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. Our Adjusted EBITDA also excludes depreciation and amortization expense, which we report under “Depreciation, amortization, and other” as well as depreciation and amortization classified in “Contract investment amortization,” “Reimbursed expenses,” and “Equity in earnings” of our Income Statements, because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. Depreciation and amortization classified in “Reimbursed expenses” reflects depreciation and amortization of Marriott-owned assets, for which we receive cash from owners to reimburse the company for its investments made for the benefit of the system. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We exclude stock-based compensation expense in all periods presented to address the considerable variability among companies in recording compensation expense because companies use stock-based payment awards differently, both in the type and quantity of awards granted.

Adjusted Cash from Operations and Free Cash Flow. We calculate Adjusted cash from operations as Net cash provided by operating activities excluding contract acquisition costs. When determining capital allocations, we include contract acquisition costs, and therefore, we present it as a component of investment spending. Investment spending includes capital and technology expenditures, contract acquisition costs, loan advances, acquisitions, and other investing activities. Free cash flow is calculated as Adjusted cash from operations, less investment spending, and is useful for evaluating the amount of cash generated after outflows made to support our operations and invest in our business, which can be available for purposes such as paying down debt and returning excess capital to shareholders.

Cash Available for Enhancing Shareholder Value and Cash Available for Shareholders. We calculate Cash available for enhancing shareholder value as the sum of Adjusted cash from operations, capital recycling, debt issuances net of repayments, changes in cash balances, and other cash flows (including stock-based compensation withholding taxes, other investing activities, and other financing activities). We calculate Cash available for shareholders as Cash available for enhancing shareholder value less Investment spending. We consider these measures to be meaningful indicators of our operating performance and evaluate them because they represent the cash we expect to have for incremental investments, share repurchases, dividends, and other purposes.

Return on Invested Capital (“ROIC”). We calculate ROIC as Adjusted Earnings Before Interest Expense and Taxes (“Adjusted EBIT”) divided by the average of invested capital. Adjusted EBIT reflects net income excluding the impact of the following items: interest expense, provision for income taxes, cost reimbursement revenue and reimbursed expenses, merger-related charges and other expenses, and when applicable, certain non-cash impairment charges and gains and losses on asset dispositions made by us or by our joint venture investees. We calculate invested capital by deducting from total assets: (1) current liabilities, as we intend to satisfy them in the short term, net of current portion of long-term debt, as the numerator of the calculation excludes interest expense; and (2) deferred tax assets because the numerator of the calculation is a pre-tax amount. We evaluate ROIC and consider it to be a meaningful indicator of our operating performance because it measures how effectively we use the money we invest in our operations.

Adjusted Net Debt to Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization, and Rent (“Adjusted EBITDAR”). We calculate Adjusted net debt as the sum of total debt net of cash, tax liability on foreign earnings projected to be paid by year-end 2025, operating lease liability, a percentage of our maximum potential in-effect guarantee exposure, and the liability for the Sheraton Grand Chicago put option exercisable in 2024. Adjusted EBITDAR reflects net income excluding cost reimbursement revenue and reimbursed expenses, interest income, interest expense, depreciation and amortization (including depreciation and amortization classified in “Reimbursed expenses” and amortization classified in “Contract investment amortization”), stock-based compensation expense, imputed interest and depreciation on operating leases, gains and other income, net, equity in earnings, and provision for income taxes. We calculate the leverage ratio by dividing Adjusted net debt by Adjusted EBITDAR. We consider Adjusted net debt to Adjusted EBITDAR to be a meaningful indicator of operating performance because credit rating agencies use it to assess our credit quality.

RevPAR. In addition to the foregoing non-GAAP financial measures, we present Revenue per Available Room (“RevPAR”) as a performance measure. We believe RevPAR is a meaningful indicator of our performance because it measures the period-over-period change in room revenues for comparable properties. RevPAR relates to property level revenue and may not be comparable to similarly titled measures, such as revenues, and should not be viewed as necessarily correlating with our fee revenue. We calculate RevPAR by dividing room sales (recorded in local currency) for comparable properties by room nights available for the period. We present growth in comparative RevPAR on a constant dollar basis, which we calculate by applying exchange rates for the current period to each period presented. We believe constant dollar analysis provides valuable information regarding our properties’ performance as it removes currency fluctuations from the presentation of such results.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED OPERATING INCOME, ADJUSTED NET INCOME, AND ADJUSTED DILUTED EPS
(in millions except per share amounts)

		2023E [5]		2025E [5]
	2022	Low [1]	High [2]	Low [3]	High [4]
Operating income	$3,462
Less: Cost reimbursement revenue	(15,417)
Add: Reimbursed expenses	15,141
Add: Merger-related charges and other	12
Add: Impairments	5
Adjusted operating income †	$3,203	$3,845	$3,960	$4,365	$4,820

Net income	2,358
Less: Cost reimbursement revenue	(15,417)
Add: Reimbursed expenses	15,141
Add: Merger-related charges and other	12
Add: Impairments	11
Less: Gains on investees’ property sales	(23)
Less: Gain on asset dispositions	(2)
Income tax effect of above adjustments	69
Less: Income tax special items	30
Adjusted net income †	$2,179	$2,535	$2,622	$2,800	$3,100

Diluted earnings per share	$7.24
Adjusted diluted earnings per share †	$6.69	$8.36	$8.65	$10.10	$11.45
†    Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.
1Assumes RevPAR growth of 12% and the midpoint of the growth range for rooms in 2023 (compared to 2022).
2Assumes RevPAR growth of 14% and the midpoint of the growth range for rooms in 2023 (compared to 2022).
3Assumes RevPAR compound annual growth of 3% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E Low).
4Assumes RevPAR compound annual growth of 6% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E High).
5Excludes cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant. Adjusted net income and adjusted diluted earnings per share also exclude special tax items and the impact of any asset sales, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant. Adjusted net income and adjusted diluted earnings per share for full year 2023 exclude a special tax item of $100 million reported in the first half of 2023.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA
(in millions)

			2023E [5]		2025E [5]
	2019	2022	Low [1]	High [2]	Low [3]	High [4]
Net income [6]	$1,273	$2,358	$2,635	$2,722	$2,800	$3,100
Cost reimbursement revenue	(15,599)	(15,417)	***	***	***	***
Reimbursed expenses	16,439	15,141	***	***	***	***
Interest expense	394	403	568	568	755	825
Interest expense from unconsolidated joint ventures	8	6	6	6	5	5
Provision for income taxes	326	756	690	718	865	955
Depreciation and amortization	341	193	190	190	240	240
Contract investment amortization	62	89	90	90	105	105
Depreciation and amortization classified in reimbursed expenses	121	118	138	138	195	195
Depreciation, amortization, and impairments from unconsolidated joint ventures	29	27	17	17	20	20
Stock-based compensation	186	192	201	201	210	210
Merger-related charges and other	138	12	***	***	***	***
Gains on investees' property sales	—	(23)	***	***	***	***
Gain on asset dispositions	(143)	(2)	***	***	***	***
Adjusted EBITDA †	$3,575	$3,853	$4,535	$4,650	$5,195	$5,655
†    Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.
1Assumes RevPAR growth of 12% and the midpoint of the growth range for rooms in 2023 (compared to 2022).
2Assumes RevPAR growth of 14% and the midpoint of the growth range for rooms in 2023 (compared to 2022).
3Assumes RevPAR compound annual growth of 3% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E Low).
4Assumes RevPAR compound annual growth of 6% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E High).
5Excludes cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, and the impact of any asset sales, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant, except for depreciation and amortization classified in reimbursed expenses, which is included in the caption "Depreciation and amortization classified in reimbursed expenses" above.
6For 2023E and 2025E, “net income” is a forward-looking, non-GAAP financial measure.
*** Represents items that the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED CASH FROM OPERATIONS AND FREE CASH FLOW
(in billions)

		2025E [4]
	2022	Low [1]	High [2]
Net cash provided by operating activities	$2.4	$3.1	$3.4
Add: Contract acquisition costs	0.1	0.3	0.3
Adjusted cash from operations †	2.5	3.4	3.7

Less: Investment spending [3]	(0.5)	(0.8)	(0.8)
Free cash flow †	$2.0	$2.6	$2.9
†    Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.
1Assumes RevPAR compound annual growth of 3% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E Low).
2Assumes RevPAR compound annual growth of 6% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E High).
3Investment spending includes capital and technology expenditures, contract acquisition costs, loan advances, and other investing activities.
4Excludes cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, and special tax items that may occur during the year, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED CASH FROM OPERATIONS, CASH AVAILABLE FOR ENHANCING SHAREHOLDER VALUE, AND CASH AVAILABLE FOR SHAREHOLDERS
(in billions)

	2023E-2025E [3]
	Low [1]	High [2]
Net cash provided by operating activities	$8.4	$9.0
Add: Contract acquisition costs	0.9	0.9
Adjusted cash from operations †	9.3	9.9

Change in net debt and other	5.0	6.3
Capital recycling	0.3	0.3
Cash available for enhancing shareholder value †	14.6	16.5

Less: Investment spending [4]	(2.9)	(2.9)
Cash available for shareholders †	$11.7	$13.6
†    Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.
1Assumes RevPAR growth of 12% and the midpoint of the growth range for rooms in 2023 (compared to 2022). Assumes RevPAR compound annual growth of 3% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E Low).
2Assumes RevPAR growth of 14% and the midpoint of the growth range for rooms in 2023 (compared to 2022). Assumes RevPAR compound annual growth of 6% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E High).
3Excludes cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, and special tax items that may occur during the year, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant.
4Investment spending in 2023 through 2025 includes capital and technology expenditures, contract acquisition costs, loan advances, the completed City Express acquisition, acquisition of the land underlying the Sheraton Grand Chicago hotel, and other investing activities.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
RETURN ON INVESTED CAPITAL
(in millions)

	2025E [3]
	Low [1]	High [2]		2022
Net income [8]	$2,800	$3,100		$2,358
Interest expense	755	825		403
Provision for income taxes	865	955		756
Cost reimbursement revenue	***	***		(15,417)
Reimbursed expenses	***	***		15,141
Merger-related charges and other	***	***		12
Impairments	***	***		11
Gains on asset dispositions	***	***		(25)
Adjusted EBIT †	$4,420	$4,880		$3,239

	2025 Year-End Scenarios
	Low [1]	High [2]	2024 Year-End Scenario [7]	2022 Year-End	2021 Year-End
Assets	$25,610	$25,625	$25,550	$24,815	$25,553
Less: Current liabilities, net of current portion of long-term debt [4]	(6,645)	(6,645)	(6,690)	(6,655)	(5,602)
Less: Deferred tax assets [5]	(240)	(240)	(240)	(240)	(228)
Invested capital †	$18,725	$18,740	$18,620	$17,920	$19,723
Average invested capital † [6]	$18,673	$18,680		$18,822

Return on invested capital †	24%	26%		17%
†    Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

1Assumes RevPAR compound annual growth of 3% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E Low).
2Assumes RevPAR compound annual growth of 6% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E High).
3Excludes cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, and the impact of any asset sales, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant.
4Deducted because they will be satisfied in the short term.
5Deducted because the numerator of the calculation is a pre-tax number.
6Calculated as ending and beginning “Invested capital,” divided by two.
7Midpoint of estimated range in the 2024 year-end scenarios.
8For 2025E, “net income” is a forward-looking, non-GAAP financial measure and excludes cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, and the impact of any asset sales, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant.
*** Represents items that the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED NET DEBT AND ADJUSTED EBITDAR
(in millions)

	2025E
	Low [1]	High [2]
Total Debt	$15,080	$16,440
Operating lease liability	920	920
Guarantee exposure	75	75
Cash	(300)	(300)
Adjusted Net Debt †	$15,775	$17,135

	2025E
	Low [1]	High [2]
Net income [3]	$2,800	$3,100
Interest expense	755	825
Interest income	(35)	(35)
Gains and other income, net	(10)	(10)
Equity in earnings	(10)	(15)
Provision for income taxes	865	955
Depreciation and amortization	240	240
Contract investment amortization	105	105
Depreciation and amortization classified in reimbursed expenses	195	195
Stock-based compensation expense	210	210
Imputed interest and depreciation on operating leases	145	145
Adjusted EBITDAR †	$5,260	$5,715

†    Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.
1Assumes RevPAR compound annual growth of 3% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E Low).
2Assumes RevPAR compound annual growth of 6% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E High).
3“Net income” is a forward-looking, non-GAAP financial measure and excludes cost reimbursement revenue, reimbursed expenses, merger-related charges and other expenses, and the impact of any asset sales, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant, except for depreciation and amortization classified in reimbursed expenses, which is included in the caption "Depreciation and amortization classified in reimbursed expenses" above. For this reason, we do not provide a reconciliation of the leverage ratio to the most directly comparable GAAP measure.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
OTHER
(in millions)

		2023E [5]		2025E [5]
	2022	Low [1]	High [2]	Low [3]	High [4]
Gains and other income, net	$11
Less: Gain on asset dispositions	(2)
Adjusted gains and other income, net †	$9	$10	$10	$10	$10

Equity in earnings	$18
Add: Impairments	6
Less: Gains on investees’ property sales	(23)
Adjusted equity in earnings †	$1	$10	$10	$10	$15

Provision for income taxes	$(756)
Less: Income tax effect of adjustments [6]	69
Less: Income tax special items	30
Adjusted provision for income taxes †	$(657)	$(790)	$(818)	$(865)	$(955)
†    Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.
1Assumes RevPAR growth of 12% and the midpoint of the growth range for rooms in 2023 (compared to 2022).
2Assumes RevPAR growth of 14% and the midpoint of the growth range for rooms in 2023 (compared to 2022).
3Assumes RevPAR compound annual growth of 3% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E Low).
4Assumes RevPAR compound annual growth of 6% and the midpoint of the growth range for rooms during the two-year period ending December 31, 2025 (compared to 2023E High).
5Excludes special tax items and the impact of any asset sales, each of which the company cannot forecast with sufficient accuracy and without unreasonable efforts, and which may be significant. Adjusted provision for income taxes for full year 2023 excludes a special tax item of $100 million reported in the first half of 2023.
6Reflects the income tax effect of the pre-tax adjustments shown in the Adjusted net income reconciliation on page 4.